Exhibit 10.26

IWG International Workplace Group

Regus · SPACES · HQ · Signature · No18

OFFICE SERVICE AGREEMENT

AGREEMENT DATE : JUNE 27, 2024

BUSINESS CENTER ADDRESS:
Regus
MA, Cambridge - Alewife Station
125 Cambridge Park Drive
Suite 301
Cambridge
Massachusetts
02140
United States of America

CLIENT ADDRESS (NOT A BUSINESS CENTER ADDRESS):	
Company Name	Vyome Therapeutics Inc.
Contact Name	Venkateswarlu Nelabhotla
Address *	100, Overlook center 2nd floor
City *	Princeton
State/ County/ Province/ Municipality/ Governorate *	New Jersey
Post Code *	08540
Country *	United States of America
Phone number *	United States of America +1 973-832-8147
Email *	nvenkat@vyometx.com

OFFICE PAYMENT DETAILS (EXCLUDING TAX AND OPTIONAL SERVICES)

Office Number	Number of People	Total Monthly Office Price	One-time Special Discount	Total Monthly Discount	Discounted Monthly Office Price
327	2	$ 755.00	$ 75.50	$ 75.50	**$ 679.50**
TOTALS	**2**	**$ 755.00**	**$ 75.50**	**$ 75.50**	**$ 679.50**
				10.00%	

SERVICE PROVISION:	Start Date	July 1, 2024

COMMENTS:

* All agreements end on the last calendar day of the month. More info

- Invoices/Fees are charged on a monthly basis which is calculated based on a 30-day month. More info
- An Activation fee of $ 60.00 per occupant will be payable. More info
- A refundable service retainer equivalent to 2 x the monthly office fee will be payable in two instalments, the first payment will be invoiced immediately and the second payment will be invoiced on the 3rd invoice, unless the agreement has been terminated prior. More info

Promotion: Any promotion or discount is for the initial term of the agreement.

- Month-to-Month Agreement

TERMS AND CONDITIONS

We are Regus Management Group, LLC, referred to in the terms and conditions as "We", "Us", "Our". The Company Name listed above will be referred to in the terms and conditions as "You", "Your". This Agreement incorporates Our terms of business set out on attached Terms and Conditions, attached House Rules and Service Price Guide (where available), which You confirm You have read and understood. We both agree to comply with those terms and our obligations as set out in them. This agreement is binding from the agreement date and may not be terminated once it is made, except in accordance with its terms. Note that the Agreement does not come to an end automatically. See "Automatic Renewal" section of Your terms and conditions for the notice terms if You wish to end your agreement.

AGREEMENT TO ARBITRATE/CLASS ACTION WAIVER: YOU AND WE MUTUALLY AGREE TO WAIVE OUR RESPECTIVE RIGHTS TO RESOLVE DISPUTES IN A COURT OF LAW BY A JUDGE OR JURY AND AGREE TO RESOLVE ANY DISPUTE BETWEEN US BY BINDING ARBITRATION, except as expressly provided in this paragraph. Any dispute or claim relating in any way or arising out of this Agreement shall be resolved by binding arbitration administered by the American Arbitration Association in accord with its Commercial Arbitration Rules (available at www.adr.org), except that You or We may assert claims in small claims court and We may pursue a court action to remove You if

You do not leave when this Agreement terminates (and You may pursue a court action to prevent Your removal). The arbitrator, and not a court of law, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability, or formation of this agreement to arbitrate, and shall conduct the arbitration on an individual basis only and not as a class or representative action. You and We acknowledge that this Agreement is governed by the Federal Arbitration Act and will survive after this Agreement terminates or your relationship with Us ends.

CLASS ACTION WAIVER: YOU UNDERSTAND AND AGREE THAT YOU AND WE MAY EACH BRING CLAIMS AGAINST THE OTHER, WHETHER IN COURT OR ARBITRATION, ONLY IN AN INDIVIDUAL CAPACITY AND NOT ON A CLASS, COLLECTIVE ACTION, OR REPRESENTATIVE BASIS, AND EXPRESSLY WAIVE THE RIGHT TO PURSUE OR HAVE A DISPUTE RESOLVED AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE OR REPRESENTATIVE PROCEEDING.

☑ **I accept the terms and conditions / house rules**

Download the terms and conditions

Download the house rules

CONFIRM BY TYPING YOUR NAME IN THE BOX BELOW

Name : Venkat Nelabhotla on behalf of

Vyome Therapeutics Inc.

Signed on July 2, 2024

I confirm these details are correct to the best of my knowledge

This website is secure. Your personal details are protected at all times.

Print Agreement

CONFIRMATION NO : PRT11642119

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